INTERSTATE POWER COMPANY





                                  IPW LOGO
                               INSERTED HERE




                                 NOTICE OF

                              ANNUAL MEETING

                                    AND

                              PROXY STATEMENT





                               Annual Meeting
                              of Stockholders





                                May 3, 1994

                                IMPORTANT !






                        PLEASE SEND IN YOUR PROXY







                    You are urged to sign and send in your proxy at once even though you now plan to attend the meeting. If you are present at the meeting you may, at your option (by filing written notice thereof, or a later valid proxy, with the Secretary of the Company), void your prior proxy and you may then vote personally on all matters brought before the meeting.









                    Attention to this request will reduce the expense incident to a follow-up solicitation of proxies.

                         INTERSTATE POWER COMPANY
                             1000 Main Street
                               P. O. Box 769
                         Dubuque, Iowa 52004-0769

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of
INTERSTATE POWER COMPANY:

     NOTICE IS HEREBY GIVEN that the annual meeting of thestockholders of Interstate Power Company, a Delaware Corporation,will be held in the Interstate Power Company Meeting Room, 1000 Main Street, Dubuque, Iowa, on Tuesday, the third day of May 1994, at two o'clock in the afternoon, Central Daylight Time, for the purpose of considering and voting with respect to the following matters:

     1. The election of three Class III directors to hold office for a term of three years expiring at the annual meeting of stockholders of the Company to be held in 1997, and until their respective successors shall have been duly elected and qualified;

     2. The transaction of such other business as may properly be presented to the meeting. The Company's Board of Directors at this time knows of no such other business.

     For further information with respect to the foregoing, reference is made to the attached Proxy Statement relating to the meeting.

     In accordance with the provisions of the Restated Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company, the Board of Directors has determined that only holders of Common Stock of record at the close of business on March 4, 1994, will be entitled to notice of and to vote at the meeting.

     If you do not expect to be present at the meeting, please execute the enclosed proxy and return it promptly in the accompanying addressed envelope. Your attention is directed to the attached Proxy Statement.

                              INTERSTATE POWER COMPANY
                              By       J. C. McGOWAN
                                        Secretary

Dated, March 21, 1994

                         INTERSTATE POWER COMPANY


                             1000 Main Street
                               P. O. Box 769
                         Dubuque, Iowa 52004-0769


                              PROXY STATEMENT
                       MAILING DATE: MARCH 21, 1994


               ANNUAL MEETING OF STOCKHOLDERS:  MAY 3, 1994

     This Proxy Statement is furnished to the holders of common stock of Interstate Power Company in connection with the solicitation of the enclosed proxy for use at the annual meeting of stockholders of the Company to be held on May 3, 1994, or any adjournment or adjournments thereof.

     An Annual Report to stockholders, including financial statements, which is not intended as a portion of the proxy material was mailed to the stockholders of the Company commencing
March 18, 1994.

                                  PROXIES

     The enclosed proxy is solicited by and on behalf of the management of the Company.

     Every proxy delivered pursuant to this solicitation is revocable at any time before the authority granted by the proxy is exercised, at the option of the person executing the same, by filing written notice thereof, or a later valid proxy, with the Secretary of the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, or by telephone or telegraph, and banks, nominees and other custodians and fiduciaries may be reimbursed, where appropriate, for their reasonable out-of-pocket expenses in forwarding soliciting materials to their customers. Proxies may be solicited by officers and regular employees of the Company without compensation therefor additional to their regular salaries. The cost of soliciting proxies will be borne by the Company.

     All shares represented by effective proxies on the forms furnished by and received by the Company will be voted at the meeting or any adjournment thereof in accordance with the terms of such proxies. Any proxy not so furnished to the Company prior to the closing of the voting will be considered not voted for either determination of a quorum or for tabulation of results. A vote of "Abstain" will be counted as a proxy voted in determin-ation of a quorum but will not be included in the tabulation of votes on any matter brought before the meeting.


                                  GENERAL

     The purposes of the meeting are set forth in the attached Notice of Annual Meeting. However, the enclosed proxy gives discretionary authority to the proxy holders named therein should any other matters be presented to the meeting and it is the intention of such proxy holders to take such action in connection therewith as shall be in accordance with their best judgment. The Company contemplates reporting to all common stockholders of record after the meeting as to the action taken at the meeting.

                  STATEMENT RELATIVE TO VOTING OF PROXIES

     The Company's only security entitled to vote at the meeting is its Common Stock, par value $3.50 per share, of which 9,389,841 shares were outstanding on January 1, 1994 .

     Only holders of Common Stock of the Company of record at the close of business on March 4, 1994, are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held as of that date. Any stockholder may vote his shares either in person or by authorized proxy, designating not more than three persons as proxies to vote the shares owned by him. The giving of the enclosed proxy by a stockholder will not affect his right to vote shares if he attends the meeting and desires to vote in person. The enclosed proxy is revocable by the stockholder giving it, provided notice of the revocation is received by the Secretary of the Company prior to the voting of the proxy.

     If a stockholder is a participant in the Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan"), the enclosed proxy will represent the number of shares registered in the participant's name and/or the number of shares allocated to the to the participant's account under the plan. The proxy will serve as the instructions as how to vote shares held in the Plan and/or the shares registered in his own name. If the stockholder does not furnish any proxy to vote the shares registered in his own name, the shares held for his account in the Plan will not be voted.

                           ELECTION OF DIRECTORS

Nominees for Directors

     The Board of Directors is divided into three classes serving staggered terms in accordance with the Company's Restated Certificate of Incorporation, as amended. The number of directors, in accordance with the Company's By-Laws, constituting the full board of directors shall be seven. The terms of Messrs. Arends, Schrup and Stoppelmoor will expire at the 1994 annual meeting and each has been nominated for re-election to a term of three years expiring in 1997. In all cases, the directors elected will continue to serve until their respective successors shall have been duly elected and qualified.

     It is intended that the proxies solicited on behalf of the Board of Directors will be voted for the Class III nominees. Mr.Francis E. Holland, who was elected for a three-year term expiring at the 1994 annual meeting, retired in 1993 upon attainment of retirement age of 70, pursuant to the Company's retirement policy for Board members. Mr. Alan B. Arends was elected a director by the remaining Board members to fill Mr Holland's unexpired term, effective August 15, 1993. Mr. Alan B. Arends, Mr. Nicholas J. Schrup and Mr. Wayne H. Stoppelmoor are the nominees for election as Class III directors of the Company, each to hold office for a term expiring at the 1997 annual meeting and until a successor has been duly elected and qualified.

     In the event that any of the nominees should become unable or for good reason will not serve as a director, it is intended that the proxies will be voted for the election of such other person or persons as shall be designated by the Board of Directors. It is not anticipated that any of the nominees will be unable or unwilling to serve as a director. Except as otherwise indicated, each nominee has been engaged in his present principal occupation for at least the past five years.

     The Board recommends a vote FOR the nominees for director.

     Biographical information concerning each of the nominees for re-election and the directors continuing in office is presented on the following pages.

             Nominees For Director For Terms Expiring in 1997
        Class III Directors - Present Terms Expire at 1994 Meeting


(Photograph         ALAN B. ARENDS, 60, is President of Arends
 Inserted           Associates, Inc., of Albert Lea, Minnesota,
   Here)            an employee benefits company which he founded
                    in 1983. Mr. Arends has also taught at both the high school and college levels. He was elected to the Board of Directors of the Company on August 15, 1993. Mr. Arends is a member of the Compensation Committee and the Audit Committee.

(Photograph         NICHOLAS J. SCHRUP, 64, was elected to
  Inserted          Interstate Power Company's Board of Directors
    Here)           in 1979.  He is Chairman of the Board of
                    American Trust & Savings Bank in Dubuque,
                    Iowa, holding that position since 1973. Mr.
                    Schrup is Chairman of the Compensation
                    Committee and is a member of the Executive
                    Committee

(Photograph         WAYNE H. STOPPELMOOR, 60, was elected to
 Inserted           Interstate Power Company's Board of Directors
  Here)             in July 1986.  He was elected President and
                    Chief Executive Officer effective January 1,
                    1987 and was elected Chairman on May 1, 1990.
                    Mr. Stoppelmoor had served as Vice President of Administration beginning in 1978 and then
                    Executive Vice President starting May 1985.
                    Mr. Stoppelmoor is Chairman of the Executive
                    Committee.

                         Other Incumbent Directors
      Class I Directors - Present Term Expires at 1995 Annual Meeting

(Photograph         ALFRED D. CORDES, 62, was elected to
 Inserted           Interstate Power Company's Board of Directors
  Here)             on January 1, 1992. He was elected Vice
                    President - District Administration and
                    Public Affairs on May 1, 1990. He has also served as District Manager and Executive
                    Assistant prior to being appointed Vice
                    President - District Administration on
                    January 1, 1986. Mr. Cordes is a member of the Executive Committee and the Nominating
                    Committee.

(Photograph         JOYCE L. HANES, 61, has been a Director of
  Inserted          Midwest Wholesale Inc., Mason City, Iowa
   Here)            since 1970. She was elected Chairman of the
                    Board of that Company in May, 1986 and
                    retired from that position in 1988. She was elected a Director of Interstate Power
                    Company on January 1, 1982.  Mrs. Hanes is
                    Chairman of the Audit Committee and is a member of the Compensation Committee.

                         Other Incumbent Directors
     Class II Directors - Present Terms Expire at 1996 Annual Meeting

(Photograph         JAMES E. BYRNS, 67, is Chairman and Chief
 Inserted           Executive Officer of Custom-Pak, Inc. of
  Here)             Clinton, Iowa, a firm of which he was co-
                    founder in 1974. Mr. Byrns was elected to this position on August 15, 1989. He had been President of that Company since 1980 having served as Executive Vice President from 1974. Mr. Byrns was elected to Interstate Power Company's Board of Directors on January 31, 1984. He is Chairman of the
                    Nominating Committee and is a member of the Audit Committee.

(Photograph         GERALD L. KOPISCHKE, 62, was elected to
  Inserted          Interstate Power Company's Board of Directors
   Here)            effective July 10, 1992.  Mr. Kopischke was
                    elected Vice President-Electric Operations on
                    September 1, 1980. He had also served as Director of Electrical Engineering prior to being appointed as Vice President. He is a member of the Nominating Committee.

     Certain information regarding executive officers of the Company called for by applicable regulations of the SEC has been furnished in the Company's annual report on Form 10-K for 1993.

Committees of the Board

     The Company has a standing Executive Committee, present members of which are identified by reference information as to directors and nominees. This committee held one meeting during the year 1993. The functions performed by the Executive Committee include acting on behalf of the Board of Directors when necessary between meetings of the full Board of Directors.

     The Company has a standing Audit Committee, present members of which are identified by reference information as to directors and nominees. The Audit Committee held 2 meetings during the year 1993. The functions performed were briefly as follows: recommending to the Board of Directors the independent auditors to be employed by the Company, reviewing the planned audit scope, reviewing the results of the independent auditors' examination and reporting to the Board the results of such services with recommendations concerning the same.

     The Company has a standing Nominating Committee, present members of which are identified by reference information as to directors and nominees. The Nominating Committee, which was designated by the Board as a standing committee on October 29, 1992, held three meetings in 1993. The committee's function is to make recommendations to the Board for Board member succession, and as to the Board member compensation.

     The Company has a standing Compensation Committee, designated on October 29, 1992, present members of which are identified by reference information as to directors and nominees. The Compensation Committee's functions are to recommend to the Board the compensation of the CEO and executive officers, the types and nature of employee benefit plans, and to prepare, as required by the Proxy Rules, a Compensation Committee report to be included in the Proxy Statement. The Compensation Committee held one meeting during 1993.

     NOTE: The total number of meetings (of all kinds) of the Board of Directors (together with Committee meetings) during the fiscal year 1993 was 15, and each director attended 100 percent of the aggregate of the total number of all meetings of the Board and committees of the Board on which he or she served.

                  PRINCIPAL HOLDERS OF VOTING SECURITIES

Security Ownership of Certain Beneficial Owners

     The Company represents that so far as is known to the management no person or group as of February 1, 1994 owns of record or beneficially more than 5 per cent of the outstanding voting securities of the Company and no change of control of the Company has occurred since the beginning of its last fiscal year.

     The Company has no knowledge of any contractual arrangements, including pledge of its securities, the operation of the terms of which may at a subsequent date result in a change of the control of the Company.

Security Ownership of Management

     The directors and officers of the Company owned of record and beneficially on February 1, 1994, an aggregate of 26,638 shares of Common Stock of the Company, representing less than 1% of the shares outstanding.

     The Company represents that as of February 1, 1994, to the best of its knowledge beneficial ownership of shares of each class of equity securities of the Company by all directors and nominees individually, the CEO and certain named executive officers individually, and the directors and officers of the Company as a group is as follows:

                                   Amount and Nature
                                    of Beneficial      % of
Name of Nominee  Title of Class(1)  Ownership (2)(3) Ownership(4)

Alan B. Arends...    Common Stock         200               *

James E. Byrns...    Common Stock       2,705               *

Michael R. Chase..   Common Stock       4,395               *

Alfred D. Cordes..   Common Stock       3,609(5)            *

Donald E. Hamill..   Common Stock       1,702(5)            *

Joyce L. Hanes....   Common Stock       1,252               *

Gerald L. Kopischke. Common Stock       3,527(5)            *

Nicholas J. Schrup.. Common Stock         800               *

Wayne H. Stoppelmoor.Common Stock       3,896(5)            *

William C. Troy...   Common Stock         260(5)            *

Officers and Directors as a
 group - 14 in group.Common Stock      26,695(5)            *


(1) In addition to Common Stock, which is the only class of equity stock of the Company which presently has voting power for the election of directors, the Company also has, as equity securities, outstanding shares of Preferred Stock.

(2) Information with respect to beneficial ownership based upon information furnished by each stockholder and contained in filings made with the Securities and Exchange Commission.

(3) Includes shares in which said director or officer may have an indirect beneficial ownership by reason of the ownership of such shares by their spouses, dependent children or trusts.

(4) * - none of the officers or directors hold 1% or more of the shares outstanding

(5) Includes 1,421 shares for Mr. Stoppelmoor, 1,231 shares for Mr. Kopischke, 1,272 shares for Mr. Hamill, 321 shares for Mr. Cordes, 182 shares for Mr. Troy and an aggregate of 9,029 shares for officers and directors which shares are in the Company's 401(k) Plan as of December 31, 1993.

             COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee Report

     The Compensation Committee is comprised of three members of the Board of Directors (Mrs. Hanes and Messrs. Byrns and Schrup
(Chairman)) none of whom is a current or former officer or employee of the Company.

     The Company has set forth compensation objectives which are designed to compensate management with salary and benefits at levels which are competitive with industry in general and comparative utility companies in particular. The compensation policy and the goals set are designed to benefit shareholders and customers as well as to attract and retain highly qualified and capable executives.

     The Committee annually reviews executive compensation for the purpose of determining salaries for the next year. As part of its review, the Committee evaluates overall corporate performance, including earnings, comparative utility and general industry compensation levels and the salary recommendations made by the Chief Executive Officer of the Company. The Committee uses multiple sources of information to evaluate and establish appropriate compensation. We rely on data from a utility industry peer group of companies to assess Interstate's relative performance and compensation levels. Peer companies were selected by meeting multiple criteria including revenue size, sources of revenue, geographic location, markets served and comparable operations.

For the year 1993, the salary for Mr. Stoppelmoor and each of the other officers was determined by reference to the total salary paid to their respective peers at other companies and the performance standards as to the past and expected future contributions of the individual officers. As a general guideline, salaries are within the range of the utility industry average for peer companies. In evaluating the performance of Mr. Stoppelmoor the Committee considered his individual contributions to the efficient operation of the Company and the responsibilities of the position including years of experience. Mr. Stoppelmoor's increase was structured to ensure that his compensation is competitive with other comparable companies within the utility industry. The Committee noted that, notwithstanding a reduction of earnings during 1992, primarily caused by unfavorable weather conditions and adverse Commission rulings, Mr. Stoppelmoor achieved a variety of important cost control and operational objectives during 1992. The salaries of the other officers were also set through a comparison of their performance level throughout the year.

                         Respectfully submitted,

                         Compensation Committee
                         as of November 30, 1992

                         Nicholas J. Schrup, Chairman
                         Joyce L. Hanes
                         James E. Byrns




  Performance Graph

                         INTERSTATE POWER COMPANY
          Comparison of Five Year Cumulative Total Return* Among
      Interstate Power Co.(IPW),Standard and Poor's Corporation
(S&P)500 Index, & Edison Electric Institute (EEI) 100 Index of
Investor Owned Electrics**

This performance graph has been submitted to the SEC on Form SE.


CASH COMPENSATION

     There is set forth below certain information concerning all compensation of the CEO and the four most highly compensated executive officers of the Company as to whom the total compensation exceeded $100,000 during the year 1993.

                           Summary Compensation Table

                                             Annual Compensation
                                                           Other
Name and                                                  Annual
Principal Position       Year      Salary($) Bonus
Compensation
     (a)                  (b)        (c)(1)   (d)          (e)

Wayne H. Stoppelmoor ..  1993       242,000    0            0
 President & CEO         1992       220,000    0            0
                         1991       190,000    0            0

Gerald L. Kopischke ...  1993       157,000    0            0
 VP-Electric Operations  1992       147,000    0            0
                         1991       133,000    0            0

Michael R. Chase .....   1993       118,000    0            0
  VP-Power Production    1992       105,000    0            0
                         1991        85,000    0            0

Donald E. Hamill ....    1993       116,000    0            0
 VP-Budget/Regulatory    1992       110,000    0            0
  Affairs                1991       100,000    0            0

William C. Troy .....    1993       116,000    0            0
 Controller              1992       110,000    0            0
                         1991       100,000    0            0



     (1) Column (c) includes any salary elective deferral pursuant to the Company's 401(k) Plan. The 401(k) Plan is available to all employees.


Compensation Committee Interlocks and Insider Participation


     The Board of Directors accepted the recommendations of the Compensation Committee for the 1993 salaries at the December 3, 1992 Board Meeting. The following interlocking and insider positions are required to be disclosed. Mr. Stoppelmoor is an employee of the Company and serves on the Board of Directors of American Trust & Savings Bank. Mr. Schrup who is on the Board of Directors of American Trust & Savings Bank is the Chairman of the Company's Compensation Committee.

Compensation Pursuant to Plans


     The Company's Pension Plan covers substantially all employees including officers. Pension Plan benefits depend upon credited service, age at retirement and compensation. At an assumed retirement age of 65, the normal retirement benefit for Pension Plan Participants is based on a formula that applies a factor of 1.15% to the participant's average annual compensation for the four highest consecutive years plus a factor of .35% to the participant's average compensation in excess of Social Security Covered Compensation multiplied by the number of accredited service years (maximum 35). Optional benefit forms are also available.


     The Company has an Amended Deferred Compensation Plan available to officers and non-employee directors and provides for deferral of salaries and fees with accrued interest. No officer has elected to defer during the year 1993.


     In addition to the Pension Plan, the Supplemental Retirement Plan (SRP) adopted in 1990 provides a supplemental retirement benefit for certain officers of the Company who meet Plan requirements. The Plan presently covers the President, all Vice Presidents, the Controller, and the Secretary and Treasurer. The aggregate monthly benefit payable to such an officer at the normal retirement age of 65 shall be 1/12 of 5% of the Participant's average pay, as defined in the Plan, multiplied by his early retirement benefit factor which ranges from 1.0, for 0 years of early retirement, to 0% for ten or more years of retirement prior to the Participant's Normal Retirement date of age 65. Benefits will not be paid if a Participant dies, or is terminated for cause, or does not qualify as an active Participant under the Plan. Benefits begin upon early retirement or normal retirement. Average pay is the average of the highest 48 consecutive months of total compensation. Compensation means a Participant's W-2 wages, and any amounts deferred pursuant to agreement between Participant and Employer.


     The following table displays the maximum annual retirement benefits payable under the straight life annuity form of pension at the normal retirement age of 65 for specified remunerations and years of service under plan provisions in effect December 31, 1993, and also includes and factors in the Supplemental Retirement Plan benefits hereinabove described.

Average Annual
Compensation for
4 Highest Paid      Estimated Annual Benefits For Years of Service Listed
Consecutive Years        20 Years     25 Years      30 Years     35 Years
   $100,000              $33,404      $40,505      $ 47,606      $ 54,707
    125,000               42,154       51,130        60,106        69,082
    150,000               50,904       61,755        72,606        83,457
    175,000               59,654       72,380        85,106        97,832
    200,000               68,404       83,005        97,606       112,207
    225,000               77,154       93,630       110,106       126,582

     For purposes of determining Pension plan benefits, compensation for each of the individuals listed in the Summary Compensation Table is the same as the amounts set forth in that table. The estimated full years of credited service for benefits at retirement under the Pension Plan for those executive officers listed in the Summary Compensation Table are: Wayne H. Stoppelmoor, 35 years; Gerald L. Kopischke, 35 years; Michael R. Chase, 35 years; Donald E. Hamill, 35 years; and William C. Troy, 24 years.

     Effective January 1, 1988, the Company adopted a 401(k) Plan in which all Employees of the Company are eligible to participate, subject to meeting Plan eligibility requirements. Under the 401(k) Plan, an Employee Plan Participant may elect to have the Company contribute to a Trustee for the Employee's account, up to 15% of his or her compensation, as defined in the Plan, with a maximum contribution of $8,994 for the year 1993. Amounts of compensation elected to be deferred are immediately vested. Because the Company's 401(k) Plan meets the requirements of the Internal Revenue Code, Plan Participants will not be subject to current federal income tax on the salary amounts contributed on the Participant's behalf, or on earnings on the invested funds. Such earnings are subject to tax at times of distributions and/or withdrawal. Compensation so deferred will be invested by the Trustee.

Other Compensation

     No officer individually or officers as a group received
"Other Annual Compensation" of $50,000 or 10% of the salary and bonus reported in the Summary Compensation Table.

Stock Option and Stock Appreciation Right Plans

     No director or Officer of the Company held any options to purchase securities from the Company or its subsidiary during the year 1993.

Compensation of Directors

     During the year 1993 all directors who were not employees of the Company were paid $7,200 per year plus $500 for each directors' meeting in which they participated. Also $500 was paid each non-employee director for each committee meeting held on a day separate from a scheduled Board meeting while $250 was paid for each committee meeting which they attended that was held the same day but not in conjunction with a Board meeting.

     Directors who were officers of the Company were not paid any remuneration beyond their regular salaries. All directors who were not employees received reimbursement of out-of-pocket expenses incurred in connection with directors' or committee meetings. Each director was included in the Company's group life insurance program.

               RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     The firm of Deloitte & Touche has been selected to serve as the independent auditors for the Company for the fiscal year ending December 31, 1994. A representative of Deloitte & Touche is expected to be present at the annual meeting of stockholders of the Company scheduled for May 3, 1994 with the opportunity to make a statement and to be available to respond to appropriate questions.

                        1995 STOCKHOLDER PROPOSALS

     In Order for stockholder proposals for the 1995 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Dubuque, Iowa, on or before November 21, 1994.

                      POSSIBLE ADJOURNMENT OF MEETING

     In case the requisite vote to elect the nominees for directors proposed by the Company cannot be obtained at the date set for the meeting, it is the intention of the management, if it seems advisable to do so at the time, to adjourn the meeting to permit the solicitation of additional proxies.

     Please sign, date and return the enclosed proxy promptly in the enclosed envelope on which no postage stamp is necessary if mailed in the United States.



                         INTERSTATE POWER COMPANY


                         By       W. H. STOPPELMOOR
                                Chairman of the Board


March 21, 1994
Dubuque, Iowa.




                         INTERSTATE POWER COMPANY
                            COMMON STOCK PROXY

               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR ANNUAL MEETING OF STOCKHOLDERS
                                MAY 3, 1994



                                                       Proxy #
                                                       Acct. #
                                                       Shares
                                                       Held



The undersigned hereby appoints W. H. STOPPELMOOR, J. C. MCGOWAN, and D. D. JANNETTE, and each of them, with power of substitution, as proxies for the undersigned, to vote at the annual meeting of stockholders of INTERSTATE POWER COMPANY to be held in the Interstate Power Company Meeting Room, May 3, 1994, at 2:00 P.M. Central Daylight Time, or at any adjournment or adjournments thereof:

Please use an (X) to indicate your vote in the boxes below.
(CHECK ONE BOX ONLY)
The Board of Directors recommends a vote FOR ALL NOMINEES.


ELECTION OF CLASS III DIRECTORS
     The nominees, for terms ending in 1997, and until their respective successors shall have been duly elected and qualified are:

        ALAN B. ARENDS, NICHOLAS J. SCHRUP and WAYNE H. STOPPELMOOR
 ___                                     ___
/___/  FOR all nominees named above     /___/ WITHHOLD AUTHORITY
       (except as marked to the                for all nominees
       contrary above).                        named above.

      (INSTRUCTION: to withhold authority to vote for any
                    individual nominee strike a line through the nominee's name above.)


     The undersigned hereby revokes any and all porxiese heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

This proxy will be voted as indicated. If no direction is given, this proxy will be voted FOR all nominees listed and will be voted in accordance with the proxies' discretion on such other matters that may properly come before the meeting.

      In order to assure that your shares will be represented at the meeting and to facilitate the tabulation of the votes, please vote, date and sign this proxy and return promptly in the enclosedenvelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your ballot at the meeting.


Dated:                   , 1994
                                             Stockholder


Please sign exactly as shown above.           Stockholder